Exhibit 99.2

OCTOBER 2019 ACQUISITION OF STEUBEN TRUST CORPORATION

Forward-Looking Statement & Additional Information

This presentation contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about Community Bank System's long-term goals, financial condition, results of operations, earnings, levels of net loan charge-offs and nonperforming assets, interest rate exposure and profitability. You can identify these forward-looking statements by use of such words as "estimate," "project," "believe," "intend," "anticipate," "plan," "seek," "expect," and other similar expressions. These statements are based on the current beliefs and expectations of Community Bank System's management and are subject to significant risks and uncertainties, as outlined below.

Forward-looking statements are subject to significant risks, assumptions and uncertainties, including, among other things, the following important factors that could affect the actual outcome of future events:

- risks related to credit quality, interest rate sensitivity and liquidity;
- the strength of the U.S. Economy in general and the strength of the local economies where Community Bank System conducts its business;
- the effect of, and changes in, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System;
- inflation, interest rate, market and monetary fluctuations;
- the timely development of new products and services and customer perception of the overall value thereof (including, but not limited to, features, pricing and quality) compared to competing products and services;
- the success of marketing efforts in attracting or retaining customers;
- competition from providers of products and services that compete with Community Bank System's businesses;
- changes in consumer spending, borrowing and savings habits;
- technological changes and implementation and cost/financial risks with respect to transitioning to new computer and technology based systems involving large multi-year contracts;
- any acquisitions or mergers that might be considered or consummated by Community Bank System and the costs and factors associated therewith, including differences in the actual financial results of the acquisition or merger compared to expectations and the realization of anticipated cost savings and revenue enhancements;
- Community Bank System's ability to maintain and increase market share and control expenses;
- the nature, timing and effect of changes in banking regulations or other regulatory or legislative requirements affecting Community Bank System's respective businesses, including changes in laws and regulations concerning taxes, accounting, banking, securities and other aspects of the financial services industry; and
- changes in Community Bank System's organization, compensation and benefit plans and in the availability of, and compensation levels for, employees in its geographic markets.

You should refer to Community Bank System's periodic and current reports filed with the Securities and Exchange Commission for further information on other factors that could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

In connection with the proposed merger, Community Bank System will file with the Securities and Exchange Commission (SEC) a Registration Statement on Form S-4 that will include a Proxy Statement of Steuben Trust Corporation, as well as other relevant documents concerning the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. **Stockholders of Steuben Trust Corporation are urged to read the proxy statement and the other relevant materials filed with the SEC when they become available because they will contain important information about the proposed transaction.**

A free copy of the proxy statement/prospectus, when available, as well as other information regarding Community Bank System, Inc., may be obtained at the SEC's Internet site (http://www.sec.gov). You may also be able to obtain copies of these documents, when available, free of charge from Community Bank System, Inc. by accessing its website at www.communitybankna.com under the heading of "Investor Relations" and then "SEC Filings & Annual Report." Information regarding Steuben Trust Corporation may be obtained at www.steubentrust.com/about/investor-relations.html. Copies of the proxy statement/prospectus can also be obtained free of charge and when available by directing a request to Steuben Trust Corporation, One Steuben Square, P.O. Box 647, Hornell, NY 14843, Attention: Investor Relations, Telephone: 866-783-8236 or to Community Bank System, Inc., 5790 Widewaters Parkway, Dewitt, NY 13214, Attention Investor Relations, Telephone: (315) 445-2282.

Steuben Trust Corporation and Community Bank System, Inc. and certain of their respective directors and executive officers may be deemed to participate in the solicitation of proxies from the stockholders of Steuben Trust Corporation in connection with the proposed merger. Information about the directors and executive officers of Steuben Trust Corporation and their ownership of Steuben Trust Corporation common stock will be set forth in the proxy statement/prospectus to be delivered for the proposed merger when it becomes available. Information about the directors and executive officers of Community Bank System, Inc. and their ownership of Community Bank System, Inc. common stock is set forth in the proxy statement for its 2019 annual meeting of shareholders, as filed with the SEC on Schedule 14A on April 1, 2019. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the proxy statement/prospectus regarding the proposed merger when it becomes available. Free copies of this document when available may be obtained as described above.

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3 Transaction Highlights • Steuben Trust Corporation is a high quality banking franchise serving Western NY for over 117 years • 15 branch locations throughout Western New York • High performing and low risk franchise – 1.25% ROAA and 3.68% NIM (TTM 6/30/19) • Immediately accretive transaction – 8 to 9 cents accretive to GAAP EPS in 2021 – 9 to 10 cents accretive to cash EPS in 2021 • Prudent use of CBU’s currency and excess capital In - Market Acquisition That Deepens and Extends Presence in Western NY

4 Transaction Assumptions & Impact Merger Consideration ▪ Steuben shareholders will receive 0.8054 CBU shares, and $12.60 per share in cash ‒ Aggregate merger consideration of approximately $106.8 million ‒ 80% stock / 20% cash consideration mix Pricing Metrics ▪ P / EPS (LTM): 15.2x ▪ P / EPS (Q2 2019): 14.8x ▪ P / Stated TBV: 1.67x Due Diligence ▪ Completed detailed due diligence across all business lines Required Approvals ▪ Steuben Trust Corporation shareholder approval; customary regulatory approvals Expected Closing ▪ Q2 2020 Key Financial Assumptions ▪ Cost savings of approximately 30% of Steuben’s non - interest expense base ▪ Gross loan mark of $6.3 million, including estimated CECL impact ▪ Pre - tax restructuring charges of $6.5 to $7.5 million ▪ CDI of $5.2 million amortized over 8 years Financial Impact ▪ Approximately 8 to 9 cents accretive to GAAP EPS in 2021, the first full year after closing; 9 to 10 cents accretive to cash EPS ▪ Immediately accretive to tangible book value Capital Impact ▪ Projected capital ratios at closing remain well above regulatory requirements

5 Summary x Increases CBU’s presence in Western New York - Enhances dedicated business development activities in Buffalo and Rochester, and provides quality scale in several additional markets x High quality, low risk franchise - Retention of local management team will preserve franchise value and is consistent with CBU’s commitment to local markets x Financially compelling transaction with conservative merger assumptions x CBU has a track record of disciplined M&A and successful integrations